Annual Fund Operating Expenses - Xtrackers MSCI All China Equity ETF - Xtrackers MSCI All China Equity ETF	Oct. 01, 2021
Operating Expenses:
Management fee	0.50%
Other Expenses	none
Acquired funds fees and expenses	0.25%	[1]
Total annual fund operating expenses	0.75%
Fee waiver/expense reimbursement	0.25%
Total annual fund operating expenses after fee waiver	0.50%

[1]	“Acquired Fund Fees and Expenses” reflect the fund’s pro rata share of the fees and expenses incurred by investing primarily in Xtrackers MSCI China A Inclusion Equity ETF (the “Underlying Fund”) and any other exchange-traded funds (“ETFs”) advised by DBX Advisors LLC (the “Advisor”). The impact of Acquired Fund Fees and Expenses is included in the total returns of the fund. Acquired Fund Fees and Expenses are not used to calculate the fund’s net asset value (“NAV”) per share.